UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 16, 2009

Intermec, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

6001 36th Avenue West Everett, Washington www.intermec.com		98203-1264
(Address of principal executive offices and internet site)		(Zip Code)

(425) 265-2400
(Registrant's Telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 30, 2009, Intermec, Inc. (“we,” “our” or “the company”) issued a press release announcing our preliminary financial results for the second fiscal quarter ended June 28, 2009.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference (the “July 30, 2009 Press Release”).

The July 30, 2009 Press Release includes non-GAAP (adjusted) financial measures for:
•	earnings (loss) from operations before taxes
•	net (loss) earnings, and
•	earnings (loss) per diluted share.

The July 30, 2009 Press Release also includes an outlook for third quarter 2009 non-GAAP (adjusted) earnings (loss) per diluted share. Reconciliations of each of these non-GAAP financial measures to the most directly comparable GAAP financial measures are detailed in the Reconciliation of GAAP to non-GAAP Net Earnings attached to the July 30, 2009 Press Release.

Our non-GAAP measures should be read in conjunction with the corresponding GAAP measures.  The non-GAAP measures should be considered in addition to, and not as an alternative or substitute for, the measures prepared in accordance with generally accepted accounting principles.

We believe that excluding restructuring charges (principally related to severance costs in connection with distinct organizational initiatives to reduce costs and improve operational efficiency) provides supplemental information useful to investors’ and management’s understanding of the company’s core operating results, especially when comparing those results on a consistent basis to results for previous periods and anticipated results for future periods.

The foregoing information in this Item 2.02 is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure.

In the press release issued on July 30, 2009 and attached to this Current Report as Exhibit 99.1 (the “July 30, 2009 Press Release”), we announced our outlook for the third fiscal quarter of 2009 with respect to our anticipated range of revenues, our anticipated range of GAAP diluted earnings (loss) per share from continuing operations, and our anticipated range of non-GAAP diluted earnings (loss) per share from continuing operations excluding restructuring costs.

Forward-Looking Statements

Statements made in this Current Report, our July 30, 2009 Press Release, and any related statements that express Intermec’s or our management’s intentions, hopes, indications, beliefs, expectations, guidance, estimates, forecasts or predictions of the future constitute forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, and relate to matters that are not historical facts. They include, without limitation, statements regarding: our cost reduction plans; our view of general economic and market conditions; and our revenue, expense, earnings or financial outlook for the third fiscal quarter of 2009 or any current or future period.  They also include statements about our ability to develop, produce, market or sell our products, either directly or through third parties, reduce expenses, improve efficiency, realign resources, continue operational improvement and year-over-year growth, and about the applicability of accounting policies used in our financial reporting. These statements represent beliefs and expectations only as of the date they were made. We may elect to update forward-looking statements but we expressly disclaim any obligation to do so, even if our beliefs and expectations change. Actual results may differ from those expressed or implied in our forward-looking statements. Such forward-looking statements involve and are subject to certain risks and uncertainties. These include, but are not limited to, risks and uncertainties described more fully in  our reports filed or to be filed with the Securities and Exchange Commission, including, but not limited to, our annual reports on Form 10-K and quarterly reports on Form 10-Q.

The foregoing information in this Item 7.01 is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01	Other Events.

On July 16, 2009, our Board of Directors reduced certain elements of compensation for non-employee directors by amending (the “Amendment”) the Director Compensation Program under the Intermec, Inc. 2008 Omnibus Incentive Plan (the “Program”).

Pursuant to the Amendment, the compensation of any non-employee director serving as Chairman of the Board (the “Non-Executive Chairman”) under the Program was modified effective July 1, 2009, as follows:

•	the annual retainer of the Non-Executive Chairman was reduced from $120,000 to $80,000;
•
the annual retainer of the Non-Executive Chairman was previously required to be paid in the form of deferred stock units, but will now be payable in cash, subject to the right to receive such retainer in stock or to defer it into cash or stock accounts; and

•
the Non-Executive Chairman now will be eligible to receive the $10,000 annual retainer for serving as the chairman of the Board’s Governance and Nominating Committee if he or she is appointed by the Board to this committee chairmanship.

Our current Non-Executive Chairman, Allen J. Lauer, has declined to accept any retainer for his service as chairman of the Board’s Governance and Nominating Committee although he is now eligible for such a retainer.  Mr. Lauer will continue to receive his retainer as Non-Executive Chairman in the form of deferred stock units for the remainder of 2009, in accordance with his previous election.  All non-employee directors are given the opportunity of electing the form and deferral of director compensation annually before the beginning of the next calendar year.

Pursuant to the Amendment, fees paid to non-employee directors for attending regular meetings of committees of the Board of Directors (“committee meeting fees”) will be paid only to members of such committees.  Previously, committee meeting fees were payable to any non-employee director whose attendance was requested at a regular committee meeting.

The Amendment was approved by our Board of Directors upon the recommendation of its Governance and Nominating Committee on July 16, 2009.  The Board of Directors ordered that an amended and restated Program document be prepared to reflect the Amendment and two previous amendments to the Program (the “Amended and Restated Program”).  The Amended and Restated Program is filed herewith as Exhibit 10.1.

The reductions of non-employee director compensation described in this Current Report follow:
•	the reduction by 10% in the cash-denominated retainer and meeting fees of our non-employee directors for 2009, as disclosed in our Current Report on Form 8-K dated February 4, 2009; and
•
the reduction by 25% in the value of the 2009 annual awards of stock options and restricted deferred stock units made to our non-employee directors, as disclosed in our Current Report on Form 8-K dated May 26, 2009.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Description
10.1	Director Compensation Program (as amended and restated as of July 16, 2009)
99.1	Press release issued by Intermec, Inc. on July 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermec, Inc.
(Registrant)

Date: July 30, 2009	By: /s/ Robert J. Driessnack Robert J. Driessnack Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Director Compensation Program (as amended and restated as of July 16, 2009)
99.1	Press release issued by Intermec, Inc. on July 30, 2009